Exhibit 10.3

                                                                                                                                   May 4, 2018

Reference is made to the (a) Limited Liability Company Agreement of __________________ (“Company”) dated as of January 13, 2017 (the “LLC Agreement”) and (b) Services Agreement dated as of January 13, 2017 by and between uSell.com, Inc. (“USELL”) and the Company (the “Services Agreement”). Capitalized terms used herein that are not defined shall have the respective meanings given to them in the LLC Agreement and Services Agreement, as applicable.

This letter confirms the Company’s, USELL’s and __________________ (“_________”) agreement that notwithstanding anything contained in the LLC Agreement or Services Agreement to the contrary, all cash held by the Company as of April 30, 2018 and all proceeds arising from the sale or other disposition of the Company’s Inventory and liquidation of its assets (the “Proceeds”) will be remitted as a Distribution to _________, other than (a) a Distribution, not to exceed $20,000, to USELL to reimburse USELL for documented expenses to the extent incurred by USELL for Services provided under the Service Agreement and (b) up to $15,000 to reimburse the Company for legal fees, accounting fees and filing fees incurred in connection with the dissolution of the Company.

Except as expressly provided herein, all terms and provisions of the LLC Agreement and the Services Agreement shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein and shall not be deemed an amendment or modification of any other term or provision of the LLC Agreement or the Services Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO LETTER AGREEMENT REGARDING DISTRIBUTIONS]

________________________, by __________, its Manager

By: /s/
Name:
Title:

USELL.COM, INC.

By: /s/ Nikhil Raman
Name: Nikhil Raman
Title: Chief Executive Officer

__________________________________________

By: /s/
Name:
Title:

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